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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                      FILED PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 4, 1997
                DATE OF EARLIEST EVENT REPORTED: JANUARY 22, 1997


                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)



           MICHIGAN                                      38-2383282
(State or other jurisdiction of              (I.R.S. Employer Identification
incorporation or organization)


  1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                    02154
    (Address of principal executive offices)                    (Zip Code)


                                  617-466-6611
              (Registrant's telephone number, including area code)

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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

On January 22, 1997, an optionee exercised certain stock options covering 11,250 shares of Primark Corporation common stock issued under the Primark Corporation Executive Share Option Scheme. The weighted average exercise price per share was $14.42. The issuance of such shares was made without registration under the Securities Act of 1933 (the "Act") in reliance upon Regulation S of such Act.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PRIMARK CORPORATION

 Date: February 4, 1997                        By:  /s/ STEPHEN H. CURRAN
                                               -------------------------------

                                                         Stephen H. Curran
                                                     Senior Vice President and
                                                      Chief Financial Officer
                                                   (Principal Financial Officer)